                                    EXHIBIT 10.15

                        AMENDMENT TO STOCK PURCHASE AGREEMENT
                     BETWEEN INCOMNET, INC. AND RAPID CAST, INC.

                                      AMENDMENT



             AMENDMENT (the "Amendment"), dated as of June 15, 1995, by and among Incomnet, Inc., a California corporation ("Buyer") and the persons listed on Exhibit A hereto (the "Seller Stockholders") who are the founding stockholders of Rapid Cast, Inc., a Delaware corporation ("Seller").

             WHEREAS, Seller, Buyer and the Seller Stockholders are parties to a stock purchase agreement, dated as of January 19, 1995 (the "Original Agreement"), pursuant to which, among other things, (a) Buyer acquired from Seller 5,300,000 shares of common stock, par value $.001 per share (the "Common Stock"), of Seller for aggregate consideration of $15,000,000 and (b) Buyer acquired from the Seller Stockholders 4,900,000 shares of the Common Stock for aggregate consideration of (i) 750,000 shares of common stock, no par value, of Buyer (the "Buyer Common Stock") and (ii) contingent rights (the "Rights") to receive such number of additional shares of the Buyer Common Stock as determined in accordance with Section 4.06(b) of the Original Agreement; and

             WHEREAS, Buyer and the Seller Stockholders desire to amend their agreement, as of the date hereof, to provide for the exchange of the Rights for 600,000 shares of the Buyer Common Stock (the "New Shares").

             NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants


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and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                      ARTICLE I

                                      EXCHANGE

             Section 1.01 THE EXCHANGE. Effective upon the execution of this Amendment, the Seller Stockholders will, and hereby do, exchange, sell, assign, transfer and deliver to Buyer, and Buyer will, and hereby does, accept and purchase from the Seller Stockholders, the Rights for aggregate consideration of the New Shares. The foregoing transaction is referred to herein as the "Exchange."

             Section 1.02 TIME AND PLACE OF CLOSING. The closing of the Exchange (the "Closing") shall occur by delivery of all documents and instruments required hereby as mutually agreed upon by the parties concurrently with the execution and delivery of this Amendment. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

             Section 1.03 DELIVERIES. At the Closing (a) the Seller Stockholders will deliver to Buyer (i) this Amendment duly executed by each of the Seller Stockholders and (ii) such other documents and certificates as are required to be delivered by the Seller Stockholders pursuant to the terms of this Agreement or reasonably requested by Buyer and (b) Buyer will deliver
(i) to each of the Seller Stockholders validly issued certificates representing that number of New Shares as is set forth on Exhibit A hereto and (ii) such other documents and certificates as are required to be

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delivered by Buyer pursuant to the terms of this Agreement or reasonably requested by the Seller Stockholders.

                                     ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE SELLER STOCKHOLDERS

             Each of the Seller Stockholders represents and warrants to Buyer as follows:

             Section 2.01 TITLE TO THE RIGHTS. At the Closing, each of the Seller Stockholders will have delivered to Buyer good and valid title to the Rights, free and clear of all pledges, security interests, liens, charges, claims and encumbrances of whatever nature.

             Section 2.02 AUTHORITY RELATIVE TO THIS AMENDMENT. Each Seller Stockholder has full power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by each of the Seller Stockholders and constitutes a valid and binding agreement of each such Seller Stockholder, enforceable against each such Seller Stockholder in accordance with its terms.

             Section 2.03 ACCESS TO INFORMATION. The Seller Stockholders confirm that Buyer has made available to them the opportunity to ask questions of officers and employees of Buyer and to acquire additional information about the business and financial condition of Buyer.

             Section 2.04 NO IMPLIED REPRESENTATION. It is the explicit intent of each party hereto that each Seller Stockholder

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is not making any representation or warranty whatsoever, express or implied, except those representations and warranties explicitly set forth in this Agreement.

                                     ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF BUYER

             Buyer represents and warrants to each Seller Stockholder as follows:

             Section 3.01 NEW SHARES. Upon delivery of the New Shares, Buyer will have delivered to the Seller Stockholders good and valid title to such shares, free and clear of all pledges, security interests, liens, charges, claims and encumbrances of whatever nature.

             Section 3.02 AUTHORITY RELATIVE TO THIS AGREEMENT. Buyer has full corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. The execution and delivery of this Amendment and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Amendment or to consummate the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

             Section 3.03 CONSENTS AND APPROVALS; NO VIOLATIONS. No filing with, and no permit, authorization, consent or approval of,

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any public body or authority, including courts of competent jurisdiction, domestic or foreign, is necessary for the consummation by Buyer of the transactions contemplated by this Amendment. Neither the execution and delivery of this Amendment by Buyer nor the consummation by Buyer of the transactions contemplated hereby nor compliance by Buyer with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Buyer or any of its subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Buyer or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to Buyer, any of its subsidiaries or any of their properties or assets.

                                     ARTICLE IV

                           COVENANTS AND OTHER AGREEMENTS

             Section 4.01 FURTHER ASSURANCES. The Seller Stockholders and Buyer agree that, from time to time after the Closing, each of them will execute and deliver such further instruments and take such other action as may be necessary to make effective the transactions contemplated hereby.

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             Section 4.02  ORIGINAL AGREEMENT.  All agreements, covenants, representations and warranties contained in the Original Agreement which survived the closing of the Original Agreement shall remain in full force and effect; PROVIDED, HOWEVER, each of the Seller Stockholders acknowledges and agrees that upon receipt of the New Shares, all rights (a) to receive any Block B Shares (as defined in the Original Agreement) shall be null and void and Buyer shall have fully satisfied its obligation to deliver Block B Shares and (b) to demand or piggyback registration of the Block B Shares or the New Shares shall be terminated.

                                      ARTICLE V

                                      AMENDMENT

             Section 5.01 AMENDMENT. This Amendment may be amended at any time by the parties hereto, but only by an instrument in writing signed on behalf of each of the parties hereto.

             Section 5.02 FEES AND EXPENSES. Each party shall bear its own fees and expenses incurred in connection with the transactions contemplated hereby.

                                     ARTICLE VI

                              SURVIVAL; INDEMNIFICATION

             Section 6.01 SURVIVAL PERIODS. All representations and warranties of the parties contained in this Amendment shall survive the Closing until the fifteen month anniversary of the Closing, provided that the representation and warranties set forth in Sections 2.01 and 3.01 shall survive without limit. The covenants


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and agreements of the parties hereto shall survive the Closing without limit.


             Section 6.02  INDEMNIFICATION.  The procedure for
indemnification, and obligation to indemnify, as contained in the Original Agreement, shall apply to each of the representations, warranties, covenants and agreements contained in this Amendment.

                                     ARTICLE VII

                                    MISCELLANEOUS

             Section 7.01 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                   (a)    if to Buyer, to

                          Incomnet, Inc.
                          21031 Ventura Boulevard
                          Woodland Hills, California 91364
                          Attention: Sam Schwartz

                          with a copy to

                          Mark J. Richardson, Esq.
                          1299 Ocean Avenue
                          Suite 900
                          Santa Monica, California 90401

                          and

                   (b)    if to the Seller Stockholders, to

                          The Seller Stockholders
                          c/o Rapid Cast, Inc.
                          336 Atlantic Avenue
                          East Rockaway, New York 07866

                          with a copy to

                          Solovay Marshall & Edlin, P.C.


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

                          845 Third Avenue
                          New York, New York 10022
                          Attention: Michael B. Solovay, Esq.

              Section 7.02 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Amendment.

             Section 7.03 COUNTERPARTS. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

             Section 7.04 ENTIRE AGREEMENT; ASSIGNMENT. This Amendment (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof (other than, except as modified hereby, the Original Agreement) and (b) shall not be assigned by operation of law or otherwise.

             Section 7.05 GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

             Section 7.06 SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Amendment were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law


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would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

             Section 7.07 PUBLICITY. Except as otherwise required by law or the rules of any national securities exchange, for so long as this Amendment is in effect, no party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Amendment without the express prior approval of the other party.

             Section 7.08 PARTIES IN INTEREST. This Amendment shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Amendment.



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             IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                             INCOMNET, INC.

                                             By /s/ Sam Schwartz
                                               -------------------------------
                                               Name:
                                               Title:

/s/ Larry Joel                               /s/ Robert Cohen
- ------------------------------------         ---------------------------------
LARRY JOEL                                   ROBERT S. COHEN


/s/ Jeffrey Rubin                            /s/ Alan Cohen
- ------------------------------------         ---------------------------------
JEFFREY RUBIN                                ALAN COHEN


/s/ Meryl Cohen
- ------------------------------------
MERYL COHEN as custodian for
JACLYN COHEN and GABRIELLE COHEN             /s/ Laura Huberfeld
under the New York UGMA                      ---------------------------------
                                             LAURA HUBERFELD

THE ALLYSON COHEN IRREVOCABLE TRUST

By:  /s/ Michael Goodman, Trustee            /s/ Laura Huberfeld
   ---------------------------------         ---------------------------------
                                             LAURA HUBERFELD as custodian
                                             for JESSICA HUBERFELD and
                                             RACHEL HUBERFELD under
THE JEFFREY COHEN                            the New York UGMA
IRREVOCABLE TRUST

By:  /s/ Michael Goodman, Trustee
   ---------------------------------


THE STEFANIE COHEN RUBIN IRREVOCABLE TRUST

By:  /s/ Michael Goodman, Trustee
   ---------------------------------


/s/ Naomi Bodner
- ------------------------------------
NAOMI BODNER



/s/ Naomi Bodner
- ------------------------------------
NAIOMI BODNER as custodian for
MOSHE BODNER, AARON BODNER, ELIZAR BODNER,
TZYPPORAH BODNER, MORDECHI BODNER, YAAKOV BODNER,
RACHEL BODNER and YISSOCHAR BODNER
under the New York UGMA



                                      10
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                                                                      Exhibit A

    NAME OF                                                               NUMBER OF
SELLER STOCKHOLDER                                                        NEW SHARES
- ------------------                                                        ----------
- -Larry Joel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .175,000
- -Jeffrey Rubin. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58,334
- -Meryl Cohen as Custodian
   for Jaclyn Cohen
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 23,333
- -Meryl Cohen as Custodian
   for Gabrielle Cohen
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 23,333
- -Alan Cohen . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,667
- -The Allyson Cohen
    Irrevocable Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15,555
- -The Stefanie Cohen Rubin
    Irrevocable Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15,555
- -The Jeffrey Cohen
    Irrevocable Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15,555
- -Robert Cohen . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11,668
- -Laura Huberfeld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,668
- -Laura Huberfeld as Custodian
   for Jessica Huberfeld
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 41,666
- -Laura Huberfeld as Custodian
   for Rachel Huberfeld
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 41,666
- -Naomi Bodner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,000
- -Naomi Bodner as Custodian
   for Moshe Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Aaron Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Elizar Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Tzypporah Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Mordechi Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Yaakov Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Rachel Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
- -Naomi Bodner as Custodian
   for Yissochar Bodner
     under the New York UGMA. . . . . . . . . . . . . . . . . . . . . . . . . 12,500
